August 2025 Unique biology Precision therapeutics Broad impact NASDAQ LISTED FHTX Exhibit 99.2

| Forward Looking Statements 2 This presentation contains forward-looking statements that are based on management's beliefs and assumptions and on information currently available to management. All statements other than statements of historical facts contained in this presentation are forward- looking statements. In some cases, you can identify forward-looking statements by terms such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements concerning: the potential outcomes from our collaboration agreement with Lilly; the initiation, timing, progress and results of our research and development programs and pre-clinical studies and clinical trials, including with respect to our Phase 1 dose escalation trial of FHD-909 with Lilly; our ability to advance product candidates that we may develop and to successfully complete preclinical and clinical studies; our ability to leverage our initial programs to develop additional product candidates using our Gene Traffic Control Platform®; the impact of exogeneous factors, including macroeconomic and geopolitical circumstances, on our and our collaborators’ business operations, including our research and development programs and pre-clinical studies; developments related to our competitors and our industry; our ability to expand the target populations of our programs and the availability of patients for clinical testing; our ability to obtain regulatory approval for FHD-909 and any future product candidates from the FDA and other regulatory authorities; our ability to identify and enter into future license agreements and collaborations; our ability to continue to rely on our CDMOs and CROs for our manufacturing and research needs; regulatory developments in the United States and foreign countries; our ability to attract and retain key scientific and management personnel; the scope of protection we are able to establish, maintain and enforce for intellectual property rights covering FHD-909, our future products and our Gene Traffic Control Platform; and our use of proceeds from capital-raising transactions, estimates of our expenses, capital requirements, and needs for additional financing. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Additional important factors to be considered in connection with forward-looking statements are described in the Company's filings with the Securities and Exchange Commission, including withing the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Any forward-looking statements represent the Company’s views only as of the date of this presentation and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. The Company’s business is subject to substantial risks and uncertainties.

| Foghorn is a Leader in Chromatin Biology, Successfully Drugging Challenging Targets 3 Targeting chromatin regulation Implicated in up to 50% of all tumors Multi-billion $ Opportunities Unlocking selectivity of previously undruggable targets First-and-Best-in-Class Approaches Innovating selective protein degradation with capabilities in induced proximity Selective Target Engagement Leveraging a proven drug development platform with expansive potential Strategic Partnership: Multiple Programs

Chromatin Regulatory System Orchestrates Gene Expression: Multiple Opportunities for Targets and Therapeutics

Chromatin Regulatory System genes are **implicated** across a **wide range of cancers**

Chromatin – compacted form of DNA inside the nucleus of the cell

Chromatin Remodeling Complexes – specialized multiprotein machines that allow access to DNA
Targets: SMARCA2, ARID1B

Transcription Factors – proteins that help turn specific genes "on" or "off" by working in concert with the chromatin remodeling complex to bind to DNA
Targets: Multiple TFs





Other Chromatin Binding Proteins involved in gene expression / function
Targets: CBP, EP300



Leveraging **synthetic lethality** and **lineage dependencies**

4

Foghorn has Achieved Selectivity Where Others Have Failed

SMARCA2	**Potential in up to 10% of NSCLC and 5% of all solid tumors** **Challenge: Industry has failed to develop a selective inhibitor**	**FHD-909** First selective SMARCA2 inhibitor in the clinic
CBP	**Role in bladder, colorectal, breast, gastric, lung cancers** **Challenge: Toxicity with dual inhibition, difficulty engineering selectivity**	**Selective CBP Degrader** Selective degradation with anti-tumor activity & favorable preclinical tolerability
EP300	**Role in both solid and heme malignancies** **Challenge: Toxicity with dual inhibition, difficulty engineering selectivity**	**Selective EP300 Degrader** Selective oral degraders with anti-tumor activity & favorable preclinical tolerability
ARID1B	**Potential in up to 5% of all solid tumors** **Challenge: Industry unsuccessful in drugging**	**Selective ARID1B Degrader** Potent and selective binders First to achieve selective degradation

SMARCA2 = BRM

5 |

| Foghorn’s Gene Traffic Control® Platform Designed to Deliver Precision, First-in-Class Therapeutics: Integrated, Scalable, Efficient, Repeatable 6 1. Chromatin Biology • Bioinformatics • Genomics • Epigenomics 2. Assays & Biochemistry Capabilities 3. Chemistry & Drugging • Selective, small molecules (inhibitors, protein degraders, TF disruptors) • Protein degradation platform • Formulation & long-acting delivery Identify Dependencies Legend: Patents | Know How / Trade Secret “What to Drug” “How to Drug” Deep mechanistic understanding of chromatin regulatory system Biology first, small molecule modality agnostic Engineering selectivity via unique assays and protein capabilities • Protein purification, production & interrogation • High fidelity, difficult to make proteins • In silico modeling and computational chemistry “Where to Drug”

Platform of Proprietary Tools and Unique Know-How Enables Development of Best-in-Class Degraders

Proprietary E3 Ligase Libraries

- Proprietary E3 ligase binders
  - ~ 15 -17 in internal library
  - UBR5

Computational Chemistry
(ML, AI, Virtual Screens)

- Structural prediction/ docking

Linker Toolkit

- Well-developed toolkit
- Flexibility-rigidity
- Charge
- Hydrophobicity

Binder Discovery

- Commercial and proprietary covalent and fragment screening libraries
- Target binders


Degrader Design
Degrader Optimization
Degrader Development
Best-in-Class Degrader

Degrader Mechanics

- Specificity / Selectivity (global proteomics)
- Kinetics (Dmax/DC50)
- Cooperativity (e.g. ternary complex)
- Permeability
- MoA characterization
- Cellular and permeability assays

Exploratory Biology

- *In Vitro* efficacy
- Indication selection
- Combinations
- Resistance mechanisms

***In Vivo* Validation**
(Efficacy and Safety)

- *In Vivo* models
- PK/PD determination, modeling and dose prediction

Proprietary Formulation & Delivery Platform

- Oral, IV and LAI formulation for drug delivery

Platform has potential for therapeutic area expansion (e.g., immunology and inflammation)

7

Foghorn: First-in-Class Precision Therapies with Potential for Multi-Billion Dollar Opportunities Across Oncology

Modality	Program	Disease	Partner
Enzyme Inhibitors	FHD-909* (Selective SMARCA2)	SMARCA4 mutant cancers (e.g., NSCLC, bladder, endometrial, colorectal)	Lilly, FOGHORN THERAPEUTICS
	Partnered Undisclosed	Undisclosed	Lilly, FOGHORN THERAPEUTICS
Protein Degraders	Selective SMARCA2	SMARCA4 mutant cancers (e.g., NSCLC, bladder, endometrial, colorectal)	Lilly, FOGHORN THERAPEUTICS
	Selective CBP	EP300 mutant cancers (e.g., bladder, gastric, breast, NSCLC, colorectal)	FOGHORN THERAPEUTICS
	Selective EP300	EP300 dependent cancers (e.g., prostate, DLBCL), CBP mutant cancers (e.g., NSCLC, bladder)	FOGHORN THERAPEUTICS
	Selective ARID1B	ARID1A mutant cancers (e.g., ovarian, endometrial, colorectal)	FOGHORN THERAPEUTICS
Transcription Factor Disruptors	Undisclosed	Undisclosed	FOGHORN THERAPEUTICS
3 Discovery Programs	Undisclosed	Undisclosed	Lilly, FOGHORN THERAPEUTICS



Discovery
Pre-Clinical
Phase 1
Phase 2 / 3

*LY4050784
SMARCA2 = BRM

8

Advancing Multiple Programs with Near-Term Milestones Through 2026

Program	Milestone	Timing	Partner
FHD-909* (LY4050784) (Selective SMARCA2 Inhibitor)	Phase 1 Monotherapy Data	Confidential	Lilly
Selective SMARCA2 Degrader*	IND / Phase 1 Initiation	Confidential	Lilly
Selective CBP Degrader	IND / Phase 1 Initiation	2026	
Lilly Target #2**	Target Disclosure and IND	Confidential	Lilly
Selective EP300 Degrader	IND / Phase 1 Initiation	2026	
Selective ARID1B Degrader	Program Update	Q4 2025	

* 50/50 U.S. economic split, ex-U.S. royalties. ** Pending Lilly decision to proceed, 50/50 U.S. economic split, ex-U.S. royalties.

9

| FHD-909 is Being Developed in Collaboration with Lilly; Landmark Agreement Signed in December 2021 Significant Upfront and Economics Strong Momentum and Shared Vision Ongoing Discovery Programs • $300 million cash • $80 million in Foghorn common stock at a price of $20 per share • 50/50 U.S. economic split on SMARCA2- target and another undisclosed program • Tiered ex-U.S. royalties ranging from low double-digit into 20s • Lilly is a leading oncology company with a track record of innovation and execution • Lilly selected FHD-909 for development and initiated the first clinical trial in 2024 • Thorough evaluation of FHD-909 in models of SMARCA2 dependent tumors • Three additional programs as part of collaboration (undisclosed) • Potential to earn royalties and up to $1.3 billion in potential milestones across these three programs 10

Developing First-in-Class Precision Medicines Targeting Major Unmet Needs in Cancer

Leader in Unique Area of Cancer Biology

Foghorn is a **leader in targeting chromatin biology,** which has the potential to address underlying dependencies of many genetically defined cancers

Platform with initial focus in oncology, **therapeutic area expansion potential**

Large Market Potential

Chromatin biology is implicated in up to **50% of tumors**, potentially impacting **~2.5 million patients**

Foghorn's current pipeline potentially addresses **more than 500,000** of these patients

Broad pipeline across a range of targets and small molecule modalities

Well-Funded

$198.7 million in cash and equivalents

(as of 06/30/2025)

Cash runway into 2028

Shares outstanding: approximately 63.0M*

Value Drivers

Selective SMARCA2 Inhibitor, FHD-909, partnered with Lilly, in **Phase 1 trial**

Advancement of preclinical assets (Selective SMARCA2 Degrader, CBP, EP300, ARID1B) towards INDs

Protein degrader platform with expansion into induced proximity

Major Strategic Collaboration

Strategic collaboration with Lilly; **$380 million upfront;** 50/50 U.S. economic split on two lead programs

Lilly

**Includes common shares outstanding and pre-funded warrants as of 06/30/2025.*

11

Selective SMARCA2 Programs For SMARCA4 Mutated Cancers • FHD-909 (LY4050784) – Selective SMARCA2 Inhibitor • Selective SMARCA2 Degrader 12

SMARCA2: Clinical-stage FHD-909 Selective SMARCA2 Inhibitor and Preclinical Selective SMARCA2 Degrader

	Selective SMARCA2 Inhibitor FHD-909*	Selective SMARCA2 Degrader
Biology	Exploit the synthetic lethal relationship between SMARCA2 and mutated SMARCA4	
Status	Phase 1 monotherapy dose escalation trial ongoing	Advancing through late preclinical development
Opportunity	SMARCA4 mutated cancer including ~10% of NSCLC and up to 5% of all solid tumors	
Lilly Partnership	50/50 global R&D cost share | 50/50 U.S. economics | tiered ex-U.S. royalties starting in the low double-digit range and escalating into the twenties	

*LY4050784

13 |

| Selective SMARCA2 Inhibition: Promising Strategy to Exploit Synthetic Lethal Relationship Between SMARCA2 and Mutant SMARCA4 14 No SMARCA4 Mutations SMARCA4 Mutation SMARCA4 Mutation and SMARCA2i Cell Survival Cell Death Healthy Cells Cancer Cells SMARCA4 SMARCA2 BAF Complex BAF Complex Mutant SMARCA4 BAF Complex SMARCA2i Precision medicine targeting synthetic lethal relationships is a proven clinical approach now used in multiple cancers (e.g., PARP inhibitors) SMARCA4 SMARCA2

| SMARCA4 is Mutated in Up to 10% of NSCLC; Up to 5% of Solid Tumors 15 SMARCA4 mutated across a broad range of tumors Accounts for ~5% of solid tumors AACR GENIE via cBioPortal

SMARCA4 Mutations are Consequential – in NSCLC, Patients with Mutated SMARCA4 Have Significantly Worse Clinical Outcomes

Overall Survival for SMARCA4wt vs SMARCA4mut[1]



N
Median OS, months (95% CI)
SMARCA4WT 593 15.0 (13.5-17.7)
SMARCA4MUT 114 8.1 (6.6-12.2)
HR: 1.70 [95% CI: 1.33-2.17]
P<0.001
Overall Survival(%)
1.0
0.8
0.6
0.4
0.2
0.0
0
6
12
18
24
30
36
42
Months

SMARCA4 Mutated in Up to 10% of NSCLC Tumors, Minimal Overlap With Other Mutations[2]



SMARCA4 10%
KRAS 29%
EGFR 26%
ALK 7%
RET 4%
MET 7%
Genetic Alteration
Inframe Mutation (putative driver)
Inframe Mutation (unknown significance)
Missense Mutation (putative driver)
Missense Mutation (unknown significance)
Truncating Mutation (putative driver)
Truncating Mutation (unknown significance)
Fusion
Amplification
Deep Deletion
No alterations

NSCLC patients with SMARCA4 mutations:
- **Poor prognosis**
- **Shorter overall survival**
- **Less responsive to immune checkpoint inhibitors**
- **Clinically definable, high unmet need population**

Supporting references:
- Gandhi, et al, 2025; DOI: 10.1016/j.jtho.2025.01.016
- Alessi, et al, 2023; DOI: 10.1016/j.jtho.2023.01.091
- Negrao, et al, 2023; DOI: 10.1158/2159-8290.Cd-22-1420
- Liu, et al, 2021; DOI: 10.1002/1878-0261.12831
- Fernando, et al, 2020; DOI: 10.1038/s41467-020-19402-8
- Schoenfeld, et al, 2020DOI: 10.1158/1078-0432.ccr-20-1825

***Source**: 1. Alessi et al DOI: 10.1016/j.jtho.2023.01.091; 2. TCGA via cBioPortal*

16

| When SMARCA4 and KRAS Mutations Co-Occur, Patients Have Even Worse Outcomes to Standard of Care Treatment In response to PD(L)-1 therapy, Patients with Co-Occurring SMARCA4 and KRAS Mutations have a Shorter ORR, PFS, and OS than Patients with only KRASmut 17 Overall Response Rate (ORR) Source: Alessi et al DOI: 10.1016/j.jtho.2021.03.024 Progression-Free Survival (PFS) Overall Survival (OS) Median PFS, months (95% CI) Median OS, months (95% CI) KRAS mut + SMARCA4 wt (n:159): 15.1 (11.2–20.1) KRAS mut + SMARCA4 mut (n:17): 3.0 (1.0–9.3) HR = 0.25 [95% CI: 0.14–0.42] P < 0.001 HR = 0.29 [95% CI: 0.17–0.50] P < 0.001 0.0% (0/17) KRAS mut + SMARCA4 wt (n:159): 4.1 (2.8–6.0) KRAS mut + SMARCA4 mut (n:17): 1.4 (0.9–2.0) P = 0.03 22.0% (35/159)

| FHD-909 is Highly Selective for SMARCA2 Over SMARCA4 18 FHD-909 Demonstrated Approximately 33-fold Selectivity Across SMARCA4 Mutant and Wild-Type Cell Lines In Vitro Selectivity = 33x Median IC50 (µM) 0.0932SMARCA4 WT 0.0028SMARCA4 MUT NCI-H460, Lung model (NSCLC / SMARCA4-wildtype) FHD-909 is highly selective in vivo, as it does not inhibit growth of a SMARCA4-wildtype xenograft model of lung cancer IC50 values are corrected for FBS binding Note: All doses were well tolerated. Dosing holidays were applied to the 60mg/kg FHD-909 dose groups as appropriate.

| Treatment Landscape in NSCLC by Line of Therapy 19 1st Line NSCLC Pembrolizumab-based regimens Other immune checkpoint inhibitor-based regimens Chemotherapy-based regimens 2nd Line NSCLC Chemotherapy-based regimens Ramucirumab (anti-VEGF) + chemotherapy Checkpoint inhibitor monotherapy 3rd Line NSCLC Chemotherapy-based regimens Other targeted agents + chemotherapy Relevant treatment regimens in each line of therapy for metastatic NSCLC* Agents evaluated preclinically in combination with FHD-909 KRAS inhibitors Targeted agents Note: * Generalized across squamous and non-squamous metastatic NSCLC without driver mutation Source: CancerMPact 2024 US NSCLC TA report

FHD-909 Monotherapy Demonstrated Regression *In Vivo* in NCI-H2126 SMARCA4 Mutant NSCLC Model at Tolerated Doses

NCI-H2126 Reduction in Tumor Volume



Vehicle Control
FHD-909, 20mg/kg, PO, BID
FHD-909, 40mg/kg, PO, BID
FHD-909, 60mg/kg, PO, BID
Tumor Volume (mm³)
350
300
250
200
150
100
0
7
14
21
28
Days of Dosing (Dose Start Day1)

NCI-H2126 Body Weight



Body Weight (% of Starting Weight)
120
110
100
90
80
0
7
14
21
28
Days of Dosing (Dose Start Day1)

Genetic Background: SMARCA4 W764R, TP53 E62*, STK11-/-, CDKN2A-/-, KEAP1 R272C

NOTE: All doses were well tolerated. Dosing holidays were applied at the high dose, as appropriate.

20

| FHD-909 Monotherapy Demonstrated Strong In Vivo Activity Across SMARCA4 Mutant NSCLC Models at Tolerated Doses 21 0 7 14 21 28 100 200 300 400 500 Days of Dosing (Dose Start Day1) Vehicle Control FHD-909, 20mg/kg, BID, PO FHD-909, 40mg/kg, BID, PO FHD-909, 60mg/kg, BID, PO A549 Model RERF-LC-AI Model NCI-H1793 Model Genetic Background: SMARCA4, Q729fs / H736Y, KRAS G12S, STK11-/-, CDKN2A-/-, KEAP1 G333C Genetic Background: SMARCA4 mut p.E1496*, TP53 p.Q104*, NF1 p.E1699* Genetic Background: SMARCA4, E514*, TP53 R209* R273H, ARID1A C884* NOTE: All doses were well tolerated. Dosing holidays were applied to the 60 mg/kg dose groups, as appropriate.

| Chemotherapy Targeted Therapies FHD-909 is Positioned to Be Evaluated in Combination with Standard Therapies 2025 AACR Data FHD-909 shows significant anti-tumor activity preclinically in combination with standard therapies in NSCLC 22 Cisplatin PemetrexedPaclitaxel KRAS inhibitorsPembrolizumab

| FHD-909 in Combination with Standard Therapies Demonstrates Significant Activity in the A549 (SMARCA4 mutant, KRAS G12S) Xenograft NSCLC Model 23 0 7 14 21 28 200 400 600 800 1000 1200 Days of Dosing (Dose Start Day 1) T u m o r vo lu m e (m m 3 ) * * * * ** ## Note: * p≤0.05 for pairwise comparisons for combination group vs vehicle and single agent groups and all treatment groups vs vehicle control, # additive by Bliss Independence analysis. Dosing holidays were applied to the 60mg/kg FHD-909 dose groups as appropriate. FHD-909 + cisplatin + pemetrexed A549 (SMARCA4mt, KRAS G12S) In vivo, combining FHD-909 with cisplatin and pemetrexed increased antitumor effect, resulting in tumor regression Additivity and synergy were also observed in vitro when FHD-909 was combined with cisplatin or pemetrexed

| FHD-909 in Combination with Standard Therapies Demonstrates Significant Activity in the RERF-LC-AI (SMARCA4 mutant) Xenograft NSCLC Model 24 0 7 14 21 28 200 400 600 800 1000 1200 1400 Days of Dosing (Dose Start Day 1) T u m o r V o lu m e (m m 3 ) * * * * **# # Note: * p≤0.05 for pairwise comparisons for combination group vs vehicle and single agent groups and all treatment groups vs vehicle control, # additive by Bliss Independence analysis. In vivo, combining FHD-909 with cisplatin and paclitaxel increased antitumor effect, resulting in tumor regression Additivity and synergy were also observed in vitro when FHD-909 was combined with cisplatin or paclitaxel FHD-909 + cisplatin + paclitaxel RERF-LC-AI (SMARCA4mt)

Synergistic Activity Observed for FHD-909 in Combination with KRAS Inhibitors *In Vitro*

NCI-H2030, Lung, NSCLC
SMARCA4-/- KRAS(G12C)

FHD-909
+ olomorasib
(KRAS G12C
inhibitor)



Inhibition (%)
120
100
80
60
40
20
0
-20
0.1
1
10
100
FHD-909 Concentration [nM]
[olomorasib] (nM)
100
12.5
1.56
0.19
DMSO

PATU-8988T, Pancreas, PDAC
*SMARCA4 - / fusion, KRAS(G12D)**

FHD-909
+ LY3962673
(KRAS G12D
inhibitor)



Inhibition (%)
120
100
80
60
40
20
0
-20
0.1
1
10
100
1000
FHD-909 Concentration [nM]
[LY3962673] (nM)
200
50
12.5
3.125
0.78
DMSO

A549, Lung, NSCLC
SMARCA4 Q729fs/H736Y, KRAS(G12S)

FHD-909
+ LY4066434
(pan-KRAS
inhibitor)



Inhibition (%)
120
100
80
60
40
20
0
-20
1
10
100
1000
10000
FHD-909 concentration (nM)
[LY4066434](nM)
900
450
225
113
56
28
14
7
DMSO

NCI-H2030, Lung, NSCLC
SMARCA4-/- KRAS(G12C)

FHD-909
+ pan-KRAS
inhibitor



Inhibition (%)
120
100
80
60
40
20
0
-20
0.1
1
10
100
FHD-909 Concentration [nM]
[LY4066434] (nM)
200
50
12.5
3.125
DMSO

SNU-407, Colon, CRC
SMARCA4 P109fs194, R466C, Y507H, M1109V, KRAS(G12D)

FHD-909
+ LY3962673
(KRAS G12D
inhibitor)



Inhibition (%)
120
100
80
60
40
20
0
-20
0.1
1
10
100
1000
FHD-909 Concentration [nM]
[LY3962673] (nM)
50
12.5
3.1
0.8
DMSO

PATU-8988T, Pancreas, PDAC
SMARCA4 - / fusion, KRAS(G12V)

FHD-909
+ LY4066434
(pan-KRAS
inhibitor)



Inhibition (%)
120
100
80
60
40
20
0
-20
1
10
100
1000
10000
FHD-909 Concentration [nM]
[LY4066434](nM)
1000
333.3
111.1
37.04
12.35
DMSO

***Note**: FHD-909 is reported in unbound concentrations in the assays; *CRISPR KI, fs frameshift*

25

| Combination of FHD-909 with KRAS Inhibitors Demonstrates Synergistic Activity in SMARCA4, KRAS Co-Mutated Human NSCLC Xenograft Models in vivo FHD-909 + olomorasib (KRAS G12C inh) NCI-H2030 (SMARCA4mt, KRAS G12C) 26 0 7 14 21 28 0 500 1000 1500 2000 2500 3000 Days of Dosing (Dose Start Day1) T u m o r V o lu m e (m m 3 ) ## synergistic (p<0.05) * * * ## Combination of FHD-909 with olomorasib demonstrated synergistic antitumor activity and sustained tumor regression in vivo Note: Olomorasib – LY3537982; * p≤0.05 for pairwise comparisons for combination group vs vehicle and single agent groups and all treatment groups vs vehicle control, ## synergistic by Bliss Independence analysis.

Combination of FHD-909 with KRAS Inhibitors Demonstrates Synergistic Activity in SMARCA4, KRAS Co-Mutated Human NSCLC Xenograft Models *in vivo*



FHD-909 + pan-KRAS inh
A549 (SMARCA4mt, KRAS G12S)
##synergistic (p<0.05)
Tumor Volume (mm3)
1200
1000
800
600
400
200
0
7
14
21
28
Days of Dosing (Dose start Day 1)
*
*
* ##
Vehicle, PO, BID
FHD-909 40mg/kg BID, PO
pan-KRAS inh 30mg/kg BID, PO
FHD-909 40mg/kg BID,PO + pan-KRAS inh 30mg/kg, BID, PO

Combination of FHD-909 with pan-KRAS inhibitor resulted in synergistic antitumor activity and sustained tumor regression, *in vivo*

***Note**: pan-KRAS inhibitor - LY4066434; * p≤0.05 for pairwise comparisons for combination group vs vehicle and single agent groups and all treatment groups vs vehicle control, ## synergistic by Bliss Independence analysis.*

27 |

FHD-909 in Combination with Pembrolizumab Shows Significantly Enhanced Anti-Tumor Activity in A549 CD34+ HSC Humanized Xenograft NSCLC Model


FHD-909 (20 mg/kg) + pembrolizumab
A549 (SMARCA4mt, KRAS G12S)
Tumor volume (mm3)
700
600
500
400
300
200
##
##
*
*
21
28
35
42
49
Study days (Dose Start Day 22)
Vehicle Control
hIgG control, IP 2X per week
Pembrolizumab 10mg/kg IP, 2X per week
FHD-909 20mg/kg BID, PO
FHD-909 20 mg/kg + pembrolizumab 10mg/kg


FHD-909 (40 mg/kg) + pembrolizumab
A549 (SMARCA4mt, KRAS G12S)
Tumor volume (mm3)
700
600
500
400
300
200
##
#
*
*
21
28
35
42
49
Study days (Dose Start Day 22)
Vehicle Control
hIgG control, IP 2X per week
Pembrolizumab 10mg/kg IP, 2X per week
FHD-909 40mg/kg BID, PO
FHD-909 40 mg/kg + pembrolizumab 10mg/kg

FHD-909 sensitized the tumor cells to pembrolizumab treatment resulting in enhanced combination activity.

Pembrolizumab alone had no effect on tumor growth compared to vehicle control.

***Note*: *HSC*, hematopoietic stem cells; * p≤0.05 for pairwise comparisons for combination group vs vehicle and single agents; # additive, ## synergistic by Bliss Independence analysis.**

28

A First-in-Human Phase 1 Trial of FHD-909 in Advanced Solid Tumor Patients with SMARCA4 Mutations


Phase 1a Dose Escalation
Advanced solid tumors with any SMARCA4 alteration
(mTPI-2 method with backfilling[a])
Dose Level n
Dose Level 3
Dose Level 2
Dose Level 1
Phase 1b Dose Expansion[b]
Presence of a known or likely loss of function of SMARCA4
Part A: 2L + NSCLC[c]
(Optional Randomized Dose Optimization)
Randomized
Cohort A1
Cohort A2 (optional)
Cohort A3 (optional)
Part B: Other Solid Tumors
Cohort B1

- FHD-909 is administered orally BID, in 28-day cycles
- Phase 1b may begin prior to completion of backfill in Phase 1a
- In Phase 1b, no prior SMARCA2 (BRM) inhibitors/degraders are allowed

***Note**: [a] Each dose level will enroll 3-6 DLT-evaluable patients; select dose levels may backfill up to 20 patients; N~80; [b] Phase 1b may open prior to completion of backfill; N~80; [c] Prior platinum doublet, immunotherapy, and antibody-drug conjugate therapy allowed; sponsor may initiate a randomized dose optimization cohort within Phase 1b across 2 or more dose levels*

29

| Selective SMARCA2 Degrader Achieved Complete SMARCA2 Degradation and Cell Growth Inhibition In Vitro 30 Degraders Caused Time- and Dose-Dependent SMARCA2 Degradation Antiproliferative Effects in A549 Mutant NSCLC Model A549 Ten-Day Proliferation AssaySMARCA2 / SMARCA4 HIBIT Data SMARCA2 SMARCA4 % D eg ra d a ti o n Concentration (uM) 0 25 50 75 100 1E-3 0.01 0.1 1 10 NOTE: Data as of Q4 2021.

Degrader Programs • Selective CBP Degrader • Selective EP300 Degrader • Selective ARID1B Degrader 31

Selective CBP Protein Degrader For EP300 Mutated Cancers 32

CBP and EP300 Proteins – A Decades Long Challenge in Selectivity

CBP and EP300 Biology

- CBP and EP300 are highly homologous, paralog histone acetyltransferases regulating enhancer-mediated transcription and protein stability
- Dysregulation of CBP and EP300 has been implicated in multiple cancers
- Dual targeting has revealed tolerability and safety issues

Foghorn's Solution... Highly Selective Degradation

- Achieved selective targeting which results in improved tolerability and efficacy
- Advancing two separate programs with defined dependencies and patient populations


CBP/
EP300
CoA
Ac
CoA
MYC
Cell growth
Cell survival
Ac
Ac
TF
Ac
TF
TF
RNA
Polymerase
Ac
Ac

EP300 Degrader Approach	**CBP Degrader Approach**
Focus on EP300 Lineage Dependent Cancers	Focus on EP300 Mutant Cancers via Synthetic Lethality

33 |

| Summary: Selective CBP Protein Degrader for EP300 Mutated Cancers 34 * Per year incidence in the U.S., EU5, Japan . Source: Clarivate DRG Mature Markets Data. • CREB binding protein (CBP) • Targeted protein degrader Target / Approach • EP300 mutated cancers (e.g., subsets of bladder, colorectal, breast, gastric and lung cancers) Initial Indication • EP300 mutated cancers Mutation / Aberration • Preclinical • IND planned for 2026 Stage / Next Milestone • Up to 10% of patients have an EP300 mutation across solid tumors representing ~ 100K addressable population New Patients Impacted / Year* • Highly selective and potent • Increased tolerability relative to non-selective compounds • Long-acting formulation targets Q2-4W dosing • Compelling combination potential Key Differentiation 10% 10% 8% 7% 6% 6% 5% 5% 3% 0% 5% 10% 15% Melanoma NSCLC Bladder Cancer Endometrial Gastric Breast Pancreatic Cancer Colorectal Cancer Commercial Opportunity SCCHN % of Patients with EP300 Mutation

| EP300mut Lung Cancer CDX (LU99) EP300mut Bladder Cancer CDX (639V) EP300mut Gastric Cancer CDX (AGS) Selective CBP Degradation Results in Significant Anti-Tumor Activity in EP300mut Solid Tumor Models 35 Fold Selectivity >1000x EP300 64 nM CBP 0.05 nM Degrader Selectivity FHT-CBPd-59 DC50 @24h T u m o r V o lu m e ( m m ³ + S E M ) T u m o r V o lu m e (m m ³ + S E M ) B o d y W ei g h t C h a n g e ( % ) 20 30 40 50 60 0 500 1,000 1,500 Vehicle FHT-CBPd-59, 10mg/kg (QD) FHT-CBPd-59, 3mg/kg (QD) FHT-CBPd-59, 1mg/kg (QD) FHT-CBPd-59, 0.3mg/kg (QD) FHT-CBPd-59, 0.1mg/kg (QD)

| No Significant Difference in Platelet Counts at End of Study Tumor Growth Inhibition (Regression) Observed in EP300mut (639V) Bladder CDX Long-Acting Injectable (LAI) Formulation Provides Anti-Tumor Activity With a Single Injection 36 T u m o r V o lu m e ( m m ³ + S E M ) Daily Dosing and Single Injection of LAI Formulation

| Foghorn Selective CBP Degrader Shows Promise in Combination With Standard Therapies in Preclinical ER+ Breast Cancer Models 37 CDK4/6 Inhibitor + Fulvestrant CBP Degrader (FHT-CBPd-41) + CDK4/6 inhibitor + Fulvestrant Cancer cell growth only significantly inhibited at highest concentrations of SoC combination CBP degrader dramatically improves the combination effects at lower doses in addition to showing monotherapy activity Monotherapy benefit Combination benefit

| Bone Marrow Staining (In Vivo) Platelet Counts Post Two Weeks of Dosing (In Vivo Mice Models) *Dual CBP/EP300 inhibition study used 3 weeks of dosing Preclinical Studies Indicate Selective CBP Degradation Did Not Show Thrombocytopenia and Spared Megakaryocytes In Vivo 38 PLT (x109cells/L) 0 500 1,000 1,500 2,000 2,500 Study Day 14 Vehicle FHT-CBPd - 9, 10mg/kg, SC, QD Dual BD inhibitor, (GNE-781), 30mg/kg, PO, BID FHT-CBPd-9 Dual CBP/EP300 Bromodomain Inhibitors Vehicle Dual BD inhibitor (CCS1477, Inobrodib), 20mg/kg, PO, QD*

Selective EP300 Protein Degrader For CBP Mutated and EP300 Dependent Cancers 39

| Summary: Selective EP300 Protein Degrader for CBP Mutant & EP300 Dependent Cancers 40 * Per year incidence in the U.S., EU5, Japan. Source: Clarivate DRG Mature Markets Data. • E1A binding protein p300 (EP300) • Targeted protein degrader Target / Approach • Broad range of heme malignancies • AR+ Prostate • Bladder, melanoma, others Indications • EP300 dependent cancers • CBP mutant cancers Mutation / Aberration • Preclinical • IND planned for 2026 Stage / Next Milestone • Over 100,000 New Patients Impacted / Year* • Deeper efficacy response with selective degrader vs non-selective molecules • Improved tolerability profile vs non-selective molecules • Patient selection biomarker for Diffuse Large B-Cell Lymphoma (DLBCL) Key Differentiation Commercial Opportunity EP300 Dependent Cancers • Hematologic malignancies • DLBCL • Multiple Myeloma • Solid Tumors • AR+ mCRPC • HR+ breast CBP Mutant Cancers 10% 10% 9% 8% 8% 8% 6% 0% 5% 10% 15% Melanoma Bladder NSCLC Endometrial Colorectal Gastric Breast % of Patients with CBP Mutation

| Anti-Tumor Activity Across Full Range of Heme Sub-Lineages (~ 70% of All Tested Cell Lines are Sensitive) EP300 Degradation Shows Anti-Proliferative Activity in Broad Range of Hematological Malignancies 41MM: Multiple Myeloma; DLBCL: Diffuse Large B-Cell Lymphoma; AML: Acute Myeloid Leukemia; BL: Burkitt’s Lymphoma; TCL: T-cell Lymphomas; T-ALL: T-cell Acute Lymphoblastic Leukemia; B-ALL: B-cell Acute Lymphoblastic Leukemia; CML: Chronic Myeloid Leukemia; HL: Hodgkin Lymphoma; MCL: Mantle Cell Lymphoma

| Multiple Myeloma (MM1S) CDX DLBCL (KARPAS422) CDX AR+ Prostate (VCaP) CDX EP300 Degradation Results in Significant Tumor Growth Inhibition in Multiple Myeloma, DLBCL and Prostate Models 42 B o d y W ei g h t C h an g e ( % ) 5 10 15 20 25 30 35 40 45 0 500 1,000 1,500 2,000 Vehicle FHT-EP300d - 32, SC, 50mg/kg (BID) Days After Tumor Inoculation FHT-EP300d - 32, SC, 20mg/kg (BID) FHT-EP300d - 32, SC, 10mg/kg (BID) B o d y W e ig h t C h an g e ( % ) 10 15 20 25 30 0 500 1,000 1,500 2,000 2,500 3,000 Days After Tumor Inoculation Vehicle FHT-EP300d - 53, SC, 30mg/kg (QD) FHT-EP300d - 53, SC, 10mg/kg (QD) CCS1477 (Inobrodib), PO, 20mg/kg (QD) Fold Selectivity >1000x EP300 0.7 nM CBP >1 uM Degrader Selectivity FHT-EP300d-53 DC50 @24h Fold Selectivity >40x EP300 23 nM CBP >1 uM Degrader Selectivity FHT-EP300d-32 DC50 @24h

| • Non-selective dual CBP/EP300 inhibitor shows tumor stasis, but clinical safety (i.e., thrombocytopenia) resulted in dosing holidays • Selective EP300 degrader can achieve deeper responses (complete tumor regression) with no thrombocytopenia • Selective EP300 degrader with improved therapeutic window enables sustained target coverage and improved efficacy Multiple Myeloma CDX treated w/ dEP300 - VHL Multiple Myeloma CDX treated w/ dEP300 - HL Selective EP300 Degrader Demonstrated Complete Response (Tumor Regression) in Multiple Myeloma Model 43 10 15 20 25 30 0 500 1,000 1,500 2,000 2,500 3,000 Days After Tumor Inoculation Vehicle FHT-EP300d - 53, SC, 30mg/kg (QD) FHT-EP300d - 53, SC, 10mg/kg (QD) CCS1477 (Inobrodib), PO, 20mg/kg (QD) B o d y W e ig h t C h an g e (% ) 10 15 20 25 30 0 50 100 150 200 250 300 350 400 Days After Tumor Inoculation Multiple Myeloma CDX Treated With dEP300 – VHL

| Identification of a Patient Selection Biomarker in DLBCL • Screened 28 DLBCL cell lines; ~60% are sensitive • Two-step biomarker of sensitivity: ‒ EP300 present (no high-impact mutations in EP300) and ‒ One of two other mutations • Mechanistic hypothesis being further validated In Vitro Anti-Proliferation Screen Using Selective EP300 Degrader 44

Oral EP300 Selective Degrader Shows Promising Efficacy at Tolerated Doses With No Thrombocytopenia

Multiple Myeloma CDX Treated With dEP300 – CRBN


Tumor Volume (mm³ + SEM)
Vehicle
dEP300-CRBN, 30mpk, QD, PO
CCS1477 (Inobrodib), 20mpk, QD, PO
Body Weight Change + SEM (%)
Vehicle
dEP300-CRBN, 30mpk, PO
Days After Tumor Inoculation


Plasma Concentration (ng/ml)
1 mg/kg IV
10 mg/kg PO
Time (hours)

dEP300-CRBN demonstrates 32% oral bioavailability


CBC Platelet
Vehicle, p.o
dEP300-CRBN, p.o.
CCS1477
Inobrodib
1355
PLT (x10⁹cells/L)

Degrader Selectivity		CBP	EP300	Fold Selectivity
FHT-EP300d-CRBN	*DC50 @24h*	50 nM	0.2 nM	**250x**

45

Selective ARID1B Protein Degrader For ARID1A Mutated Cancers 46

| ARID1B is a Major Synthetic Lethal Target With Potential in Up To 5% of All Solid Tumors 47 * Per year incidence in the U.S., EU5, Japan. Source: Clarivate DRG Mature Markets Data. • ARID1B • Targeted protein degraderTarget / Approach • ARID1A mutated cancers (e.g. ovarian, endometrial, colorectal, bladder and other cancers) Initial Indication • ARID1A mutations Mutation / Aberration • Preclinical • Program update in 2025 Stage / Next Milestone • ARID1A is one of the most mutated protein in cancers (~ 5% of all solid tumors) representing > 175K addressable patients across solid tumors New Patients Impacted / Year* • Multiple ARID1B binders with nM affinity and selectivity • ARID1B degradation achieved Key Differentiation Uterine Bladder Stomach Cholangiocarcinoma Liver Esophageal Ovarian Colorectal Melanoma 0% 10% 20% 30% 40% Commercial Opportunity % of Patients with ARID1A Mutation

| Foghorn is First to Report Selective Degradation of ARID1B 48 ARID1A/B BAF Nucleosome PDB ID: 6LTJ • Foghorn has developed potent and selective binders • Foghorn is first to report selective degradation • Program update expected in 2025

Compound Screening and Structure-Based Optimization Yielded Selective ARID1B Binders

Identification of Selective ARID1B Binders



ARID1A Affinity
>2x selectivity
for ARID1B
ARID1B Affinity

- Mapped and purified several potential ligandable regions of ARID, which were then screened against various compound libraries
- Characterized binding using multiple biochemical and biophysical techniques: e.g. DSF, ASMS, NMR, and SPR

X-Ray Crystal Structures Detail Selective ARID1B Binding



- Determined X-ray crystal structure of ARID ligandable domains with specific binders
- Leveraged these structures to drive binding affinities and expand binding chemotypes

49

| Structure-Based Optimization Drove Improved ARID1B Binding Affinity From 100 uM to Less Than 200 nM 50 1.4 Å co-xtal structure 2.0 Å soak structure 1.7 Å soak structure ARIDb-2 ARID1B Kd: 15 uM ARIDb-1 ARID1B Kd: 100 uM ARIDb-3 ARID1B Kd: 0.5 uM ARIDb-9 ARID1B Kd: 0.2 uM 1.9 Å co-xtal structure Gen 1: Screening Hit Gen 2: Early Optimization Gen 3: Sub-uM Affinity

Advancing Multiple Programs with Near-Term Milestones Through 2026

Program	Milestone	Timing	Partner
FHD-909* (LY4050784) (Selective SMARCA2 Inhibitor)	Phase 1 Monotherapy Data	Confidential	Lilly
Selective SMARCA2 Degrader*	IND / Phase 1 Initiation	Confidential	Lilly
Selective CBP Degrader	IND / Phase 1 Initiation	2026	
Lilly Target #2**	Target Disclosure and IND	Confidential	Lilly
Selective EP300 Degrader	IND / Phase 1 Initiation	2026	
Selective ARID1B Degrader	Program Update	Q4 2025	

* 50/50 U.S. economic split, ex-U.S. royalties. ** Pending Lilly decision to proceed, 50/50 U.S. economic split, ex-U.S. royalties.

51

Developing First-in-Class Precision Medicines Targeting Major Unmet Needs in Cancer

Leader in Unique Area of Cancer Biology

Foghorn is a **leader in targeting chromatin biology,** which has the potential to address underlying dependencies of many genetically defined cancers

Platform with initial focus in oncology, **therapeutic area expansion potential**

Large Market Potential

Chromatin biology is implicated in up to **50% of tumors**, potentially impacting **~2.5 million patients**

Foghorn's current pipeline potentially addresses **more than 500,000** of these patients

Broad pipeline across a range of targets and small molecule modalities

Well-Funded

$198.7 million in cash and equivalents

(as of 06/30/2025)

Cash runway into 2028

Shares outstanding: approximately 63.0M*

Value Drivers

Selective SMARCA2 Inhibitor, FHD-909, partnered with Lilly, in **Phase 1 trial**

Advancement of preclinical assets (Selective SMARCA2 Degrader, CBP, EP300, ARID1B) towards INDs

Protein degrader platform with expansion into induced proximity

Major Strategic Collaboration

Strategic collaboration with Lilly; **$380 million upfront;** 50/50 U.S. economic split on two lead programs

Includes common shares outstanding and pre-funded warrants as of 06/30/2025.

52

Unique biology Precision therapeutics Broad impact 53 August 2025

Appendix 54

Induced Proximity Platform Evolution FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex 55

Existing Capabilities Have Produced Multiple Degrader Programs and are Setting Foundation for Expansion Into Induced Proximity

Induced Proximity describes a chemical means to bring together a target and effector to re-program disease states

Targeted protein degradation is a compelling example of induced proximity


Ub
Ub
Ub
Degrader Machinery
(E3 Ligase)
Target

Induced proximity offers an almost endless opportunity to modulate biology


Effector
Target

Post-Translational modification - dependent Protein Stabilization

Modulation of gene activation/repression

56 |

Induced Proximity Platform Demonstrates Initial POC for DUBTAC

Impacting Post Translational Modifications

DUBTACs (deubiquitinase targeting chimera) are heterobifunctional molecules that recruit a DUB to a target of interest in order to remove the ubiquitin “degradation tag”, thereby resulting in protein stabilization



Ub
Ub
Ub
Ub
BRD7
DUB
increase in protein levels

DUBTAC Treatment Selectively Stabilizes BRD7 Over BRD9



Fractional Luminescence (RLU)
1.75
1.50
1.25
1.00
0.75
0.50
0
5
10
15
20
25
Time (hr)
50%
BRD7 binder - 370 nM
BRD7 binder - 120 nM
BRD7 binder - 40 nM
BRD7 DUBTAC1 - 370 nM
BRD7 DUBTAC1 - 120 nM
BRD7 DUBTAC1 - 40 nM
DMSO
BRD9 binder – 370 nM
BRD9 binder – 120 nM
BRD9 binder – 40 nM
BRD9 DUBTAC1 – 370 nM
BRD9 DUBTAC1 – 120 nM
BRD9 DUBTAC1 – 40 nM
DMSO

- **BRD7 DUBTAC treatment results in up to 50% increase in BRD7 levels as compared to binder alone, but does not result in stabilization of a highly similar paralogue, BRD9**
- **Stabilization of BRD7 levels could be new mechanism to impact metabolic and endocrine diseases**

57 |

Induced Proximity Platform Demonstrates Potential for Novel Approach to Activate Cell Death Cascade

Modulating Gene Activation/Repression

Normal BCL6 Function


BCL6
STOP
cell death
pro-apoptotic genes

BCL6 Activation with BAF-BCL6 Heterobifunctional


BAF
BCL6
cell death
pro-apoptotic genes

BAF-BCL6 Heterobifunctional Releases Cell Death Cascade


KARPAS422
Relative cell viability
100
50
0
10^{-4}
10^{-2}
10^{0}
10^{2}
Concentration (uM)
DMSO
GNE (EC50: 81.65 μM)
BI (EC50: 24.34 μM)
FHTX (EC50: 0.8614 μM)
GNE + BI (EC50: 16.16 μM)

- BCL6 is a proto-oncogene, which binds to promoters of cell death genes and suppresses their expression
- We have developed a hetero-bifunctional molecule which couples the chromatin remodeling complex BAF with BCL6
- BAF releases the BCL6 complex, which activates the cell death cascade killing tumor cells
- BCL6 inhibitors: GNE and BI, administered on their own have no effect on tumor cells
- Genes downstream of BCL6 become more highly expressed when coupled with BAF vs. the BCL6 inhibitor alone

58

Induced Proximity Platform Offers Expansion Beyond Oncology; Nuclear Hormone Receptors Initial Area of Focus – Potential for Partnerships

48 Nuclear Hormone Receptors

Table 1 The 48 human nuclear receptors

NHR		Subtypes
NR1A1, A2	TR	α, β
NR1B1, B2, B3	RAR	α, β, γ
NR1C1, C2, C3	PPAR	α, β, γ
NR1D1, D2	Rev-erb	α, β
NR1F1, F2, F3	ROR	α, β, γ
NR1H3, H2	LXR	α, β
NR1H4, NR1H5	FXR	α, β
NR1I1	VDR	
NR1I2	PXR	
NR1I3	CAR	
NR2A1, A2	HNF4	α, γ
NR2B1, B2, B3	RXR	α, β, γ
NR2C1, C2	TR	2, 4
NR2E2	TLL	
NR2E3	PNR	
NR2, F1, F2	COUP-TF	I, II
NR2F6	EAR-2	
NR3A1, A2	ER	α, β
NR3B1, B2, B3	ERR	α, β, γ
NR3C1	GR	
NR3C2	MR	
NR3C3	PR	
NR3C2	AR	
NR4A1	NGFI-B	
NR4A2	NURR1	
NR4A3	NOR1	
NR5A1	SF1	
NR5A2	LRH-1	
NR6A1	GCNF	
NR0B1	DAX-1	
NR0B2	SHP	

Nuclear hormone receptor are implicated in multiple biology processes across most organ systems



Access to multiple TAs and indications given promiscuity of HR across multitude of biology processes

~ 10 Nuclear Hormone Receptors

- Only 10 nuclear hormone receptors have been drugged and approved to date (e.g., AR, ER Glucocorticoids, thyroid HR alpha beta)

- Despite decades of development most others have not successfully been developed into drugs for various reasons (e.g. lack of efficacy, safety)

Applications of FHTX Induced Proximity Platfrom

- Make existing agonists or antagonists more efficacious

- Improve upon failed approaches by addressing efficacy and/or safety issue

59

Degrader Platform Uniquely Enables Expansion into Induced Proximity

Proprietary E3 Ligase Libraries

- Proprietary E3 ligase binders
  - ~ 15 -17 in internal library
  - UBR5

Computational Chemistry
(ML, AI, Virtual Screens)

- Structural prediction/ docking

Linker Toolkit

- Well-developed toolkit
- Flexibility- rigidity
- Charge
- Hydrophobicity

Binder Discovery

- Commercial and proprietary covalent and fragment screening libraries
- Target binders

Privileged Collection of Handles

- BAF complex subunits, CBP, EP300



Degrader Design
Degrader Optimization
Degrader Development



Best-in-Class Induced Proximity Modulator

Mechanism and Kinetics

- Specificity/Selectivity (global proteomics)
- Kinetics (Dmax/DC50)
- Cooperativity (e.g., ternary complex)
- Permeability
- MoA characterization
- Cellular and permeability assays

Exploratory Biology

- *In Vitro* efficacy
- Indication selection
- Combinations
- Resistance mechanisms

In vivo Validation
(Efficacy and Safety)

- *In Vivo* models
- PK/PD determination, modeling and dose prediction

Proprietary Formulation & Delivery Platform

- Oral, IV and LAI formulation for drug delivery

FOGHORN THERAPEUTICS
60

Drugging Transcription Factors Multiple Approaches FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex 61

| Foghorn’s Transcription Factor Platform: 4 Approaches 62 Transcription Factor Chromatin Remodeler Modulating TF activity via Protein-Protein Interaction Disruptors Transcription Factor Native E3 Ligase Degrading TFs via recruitment of the native E3 ligase using molecular glue = MG (Molecular Glue) Leveraging Phenotypic Screening to reduce TF levels in disease relevant settings Re-wiring transcription through Induced Proximity with TFs Disease relevant cell lines Transcription Factor Activator/ Repressor = CIP (Chemical Inducer of Proximity) CIP MG Transcription Factor